Net Financial Result	12 Months Ended
Dec. 31, 2023
Net Financial Result [Abstract]
Net financial result
24	Net financial result

Financial revenue includes income generated by cash and cash equivalents, court deposits, and gains relating to the measurement of derivatives by fair value.

Interest income is recorded for all financial assets measured by amortized cost, adopting the effective interest rate, which corresponds to the discount rate of payments or future cash receivables over the estimated useful life of financial instrument – or shorter period, where applicable – to the net carrying amount of financial asset or liability.

Financial expenses substantially include all expenses generated by net debt and cost of sales of receivables during the fiscal year, the losses relating to the measurement of derivatives by fair value, the losses with sales of financial assets, financial charges over litigations, taxes, and interest expenses over financial leasing, as well as adjustments referring to discounts.

	For the year ended December 31,
	2023	2022	2021
Financial revenues
Cash and cash equivalents interest	123	152	87
Monetary correction (assets)	80	187	75
Revenue from anticipation of payables	42	40	18
Other financial revenues	36	15	8
Total financial revenues	281	394	188
Financial expenses
Cost of debt	(1,720)	(896)	(543)
Cost and discount of receivables	(119)	(97)	(51)
Monetary correction (liabilities)	(247)	(401)	(13)
Interest on leasing liabilities	(899)	(509)	(292)
Other financial expenses	(27)	(6)	(19)
Total financial expenses	(3,012)	(1,909)	(918)
	(2,731)	(1,515)	(730)